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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 10, 1995
                                  -------------
                                 (July 10, 1995)
                                 ---------------

                                 Date of Report

                        (Date of earliest event reported)

                                  HBO & COMPANY
                                  -------------

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------

                 (State or other jurisdiction of incorporation)


       0-9900                                           37-0986839
- ------------------------                ---------------------------------
(Commission File Number)                (IRS Employer Identification No.)

     301 PERIMETER CENTER NORTH
           ATLANTA, GA                                       30346
- ----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

                             (404) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS

The Company announced on July 10, 1995, that it has acquired Pegasus Medical, LTD, a privately held Israeli software company that markets a computer-based patient record known as The Smart Medical Record.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press release dated July 10,  1995, announcing the acquisition.

                                      ####

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                              HBO & COMPANY
                              (Registrant)

Date: July 10, 1995

                              /s/ Timothy S. Heyerdahl
                              ---------------------------
                              Timothy S. Heyerdahl
                              Vice President - Controller and
                              Chief Accounting Officer










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